UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021

Central Garden & Pet Company

(Exact name of Registrant as Specified in its Charter)

Delaware	001-33268	68-0275553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1340 Treat Boulevard, Suite 600, Walnut Creek, California 94597

(Address of Principal Executive offices) (Zip Code)

(925) 948-4000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CENT	The NASDAQ Stock Market LLC
Class A Common Stock	CENTA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Amendment is related to the 8-K filed on 4/21/22.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on November 29, 2021, George A. Yuhas, General Counsel and Secretary of Central Garden & Pet Company (the “Company”) informed the Company of his intent to retire during 2022 once the Company appointed his successor. Mr. Yuhas’s resignation as General Counsel became effective on April 4, 2022 upon the appointment of the Company’s new general counsel.

On June 6, 2022, the Company entered into an amendment to Mr. Yuhas Employment Agreement effective March 1, 2011 (the “Amendment”), pursuant to which Mr. Yuhas has agreed to continue during a transition period to facilitate the onboarding of the new general counsel. Pursuant to the Amendment, Mr. Yuhas will continue on a full-time basis through June 30, 2022 at his existing base salary. From July 1, 2022 until December 31, 2022, Mr. Yuhas will transition to a part-time basis at a rate of 60% of his current monthly salary and will be eligible to participate in the Company’s fiscal 2022 bonus plan at a target bonus rate of 40% of his actual salary in fiscal 2022. Effective January 1, 2023, Mr. Yuhas will become a legal consultant for a period of 18 months. During the consulting period, he will make himself available for at least 30 hours per month and will be paid 15% of his current month salary. He will also be paid a lump sum amount of $118,000 within 30 days January 1, 2023 as partial consideration for entering into the Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title or Description

10.1	Amendment No. 1 dated June 6, 2022 to Employment Agreement effective March 1, 2011 between the Company and George Yuhas.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ Joyce McCarthy
Joyce McCarthy
General Counsel

Dated: June 7, 2022

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